UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2015

GLOWPOINT, INC.
(Exact name of registrant as specified in its charter)

Delaware	25940	77-0312442
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

1776 Lincoln Street, Suite 1300 Denver, Colorado		80203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (303) 640-3838

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting of the Company was held on May 28, 2015.

(b)    The proposals listed below were submitted to a vote of the Company’s stockholders at the Annual Meeting. Each of the proposals was approved by the Company’s stockholders pursuant to the voting results set forth below.

1.    Election of the following persons to the Board of Directors of the Company to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Kenneth Archer	18,135,749	214,473	13,654,846
David Giangano	18,136,697	213,525	13,654,846
Peter Holst	18,130,037	220,185	13,654,846
Patrick J. Lombardi	18,058,570	291,652	13,654,846
James S. Lusk	18,135,549	214,673	13,654,846

2.    Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
31,767,194	227,669	10,205	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2015

GLOWPOINT, INC.

	By:	/s/ David C. Clark
David C. Clark
Chief Financial Officer